                            SCHEDULE 14A INFORMATION

             STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.

                              GRIFFON CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------

     (5)  Total fee paid:
        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------

     (3)  Filing Party:
        ------------------------------------------------------------------------

     (4)  Date Filed:
        ------------------------------------------------------------------------

                              GRIFFON CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 5, 2003
                            ------------------------

To our Stockholders:

     An annual meeting of stockholders will be held at the Garden City Hotel, Garden City, New York on Wednesday, February 5, 2003 beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

     1. Election of four directors, each for a term of three years.

     2. Any other matters that properly come before the meeting.

     The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

     If you are a stockholder of record at the close of business on December 26, 2002, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about December 30, 2002.

                                         By Order of the Board of Directors,

                                              EDWARD I. KRAMER
                                                 Secretary

Dated: December 30, 2002
      Jericho, New York

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING, FILING A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE MEETING AND VOTING IN PERSON.

                              GRIFFON CORPORATION
                             100 JERICHO QUADRANGLE
                            JERICHO, NEW YORK 11753
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          WEDNESDAY, FEBRUARY 5, 2003
                            ------------------------

     Our annual meeting of stockholders will be held on Wednesday, February 5, 2003 at the Garden City Hotel, Garden City, New York at 10:00 a.m. Our Board of Directors is soliciting your proxy to vote your shares of common stock at the annual meeting. This proxy statement, which was prepared by our management for the Board, contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being sent to stockholders on or about December 30, 2002.

                               ABOUT THE MEETING

WHAT IS BEING CONSIDERED AT THE MEETING?

     You will be voting on the election of directors.

     We do not expect you to vote on any other matters at the meeting.

     In addition, our management will report on our performance during fiscal 2002 and respond to your questions.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     You may vote if you owned stock as of the close of business on December 26, 2002. Each share of stock is entitled to one vote.

HOW DO I VOTE?

     You can vote in two ways:

     - by attending the meeting or

     - by completing, signing and returning the enclosed proxy card.

CAN I CHANGE MY MIND AFTER I VOTE?

     Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting or filing with our corporate secretary a written notice revoking your proxy, or (2) voting again at the meeting.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT INCLUDE VOTING INSTRUCTIONS?

     Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, 800-937-5449.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

     If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

     Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain "routine" matters, including the election of directors. When a brokerage firm votes its customer's unvoted shares, these shares are counted for purposes of establishing a quorum. At our meeting these shares will be counted as voted by the brokerage firm in the election of directors.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

     Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares as of December 26, 2002 must be present at the meeting. This is referred to as a quorum. On December 26, 2002, there were 32,756,784 shares outstanding and entitled to vote.

WHAT VOTE IS REQUIRED TO ELECT DIRECTORS?

     Directors are elected by a plurality of the votes cast. Shares not voted will have no effect on the vote for election of directors.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Our certificate of incorporation provides for a Board of Directors consisting of not less than twelve nor more than fourteen directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of twelve directors as set forth below.

        CLASS I                  CLASS II                  CLASS III
  (TO SERVE UNTIL THE      (TO SERVE UNTIL THE        (TO SERVE UNTIL THE
   ANNUAL MEETING OF        ANNUAL MEETING OF          ANNUAL MEETING OF
 STOCKHOLDERS IN 2005)    STOCKHOLDERS IN 2003)      STOCKHOLDERS IN 2004)
-----------------------  ------------------------  -------------------------
Bertrand M. Bell (2)(3)      Robert Balemian          Henry A. Alpert (2)
 Martin S. Sussman (1)        Harvey R. Blau       Abraham M. Buchman (1)(2)
Joseph J. Whalen (1)(4)      Ronald J. Kramer      Rear Admiral Clarence A.
    Lester L. Wolff      Lieutenant General James   Hill, Jr. (Ret.)(2)(4)
                           W. Stansberry (Ret.)    William H. Waldorf (1)(3)

---------------
(1) Member of Audit Committee.

(2) Member of Compensation Committee.

(3) Member of Ethics Oversight Committee.

(4) Member of Nominating Committee.

     Robert Balemian, Harvey R. Blau, Ronald J. Kramer and Lieutenant General James W. Stansberry (Ret.), directors in Class II, are to be elected at this Annual Meeting of Stockholders to hold office until the Annual Meeting of Stockholders in 2006, or until their successors are chosen and qualified.

     Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of the aforesaid nominees (each of whom is now a director) unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

NOMINEE BIOGRAPHIES

     MR. ROBERT BALEMIAN (63) has been President and a director since 1982. Mr. Balemian was Vice President from February 1976 through December 1978 and Vice President of Finance from December 1978 until March 1982.

     MR. HARVEY R. BLAU (67) has been Chairman of the Board since 1983. Mr. Blau also is Chairman of the Board of Aeroflex Incorporated, a diversified manufacturer of military and industrial products and a director of Nu Horizons Electronics Corp., a distributor of electronic components.

     MR. RONALD J. KRAMER (44) has served as President and as a director of Wynn Resorts, Limited, the developer, owner and operator of a luxury hotel and destination casino resort in Las Vegas, Nevada, since October 2002 and as President of Wynn Resorts Holdings, a wholly-owned indirect subsidiary of Wynn Resorts, since April 2002. From July 1999 to October 2001, he was a Managing Director at Dresdner Kleinwort Wasserstein, an investment banking firm, and at its predecessor Wasserstein Perella & Co. Mr. Kramer served as Chairman and Chief Executive Officer of Ladenberg Thalmann Group Inc., an investment banking firm, from May 1995 to July 1999. Mr. Kramer is also a member of the board of directors of TMP Worldwide, Inc., a global provider of career solutions, Lakes Entertainment, Inc., a developer and manager of casinos, and New Valley Corporation, a company engaged, through its subsidiaries, in the real estate business in the United States and Russia. Mr. Kramer is the son-in-law of Mr. Harvey R. Blau.

     LIEUTENANT GENERAL JAMES W. STANSBERRY (RET.) (75) has been a director since 1991. He was an officer in the United States Air Force for thirty-five years prior to his retirement in 1984. Since 1984, Lieutenant General Stansberry has been President of Stansberry Associates International, Inc., an independent consultant specializing in strategic planning for aerospace and defense firms. In fiscal 2002, Telephonics Corporation, our wholly-owned subsidiary, paid $42,000 to Stansberry Associates International, Inc. in consulting fees.

STANDING DIRECTOR BIOGRAPHIES

     MR. HENRY A. ALPERT (55) has been a director since February 1995. Mr. Alpert has been President of Spartan Petroleum Corp., a real estate investment firm and a distributor of petroleum products, for more than the past five years. Mr. Alpert is also a director of Boyar Value Fund, a mutual fund.

     DR. BERTRAND M. BELL (73) has been a director since 1976. Dr. Bell has been Professor of Medicine at Albert Einstein College of Medicine for more than the past five years and was appointed Distinguished Professor in September 1992.

     MR. ABRAHAM M. BUCHMAN (86) has been a director since 1966. Mr. Buchman has been a practicing attorney in the State of New York for more than the past five years and is a partner in the law firm of Buchman & O'Brien.

     REAR ADMIRAL CLARENCE A. HILL, JR. (RET.) (82) has been a director since 1982. Rear Admiral Hill was an officer in the United States Navy for more than thirty-five years prior to his retirement in 1973. Since retirement, Rear Admiral Hill has been acting as an independent consultant with respect to the utilization of advanced concepts of system modeling and manpower survey techniques. From 1975 to date, Rear Admiral Hill has been Vice President, Treasurer and a director of the Naval Aviation Foundation which supports Naval Aviation plans and programs.

     MR. MARTIN S. SUSSMAN (65) has been a director since 1989. He has been a practicing attorney in the State of New York since 1961, and has been a member of the law firm of Seltzer, Sussman & Habermann LLP for more than the past five years.

     MR. WILLIAM H. WALDORF (64) has been a director since 1963. He has been President of Landmark Capital, LLC, an investment firm, for more than the past five years.

     MR. JOSEPH J. WHALEN (70) has been a director since July 1999. He was a partner at Arthur Andersen LLP for more than five years prior to his retirement in 1994. Mr. Whalen is also a director of Interpool, Inc., a company engaged in the leasing of transportation equipment.

     MR. LESTER L. WOLFF (83) has been a director since 1987. He has been President of Lester Wolff Enterprises Limited, a public relations firm, since 1981. Mr. Wolff served as a member of the U.S. House of Representatives from 1964 to 1981. Mr. Wolff is a director of U.S. Asia International Publications, Inc., a magazine publisher. In fiscal 2002, Telephonics Corporation, our wholly-owned subsidiary, paid $42,000 to Lester Wolff Enterprises Limited in consulting fees.

DIRECTORS' COMPENSATION AND BOARD COMMITTEES

     Directors who are not our employees receive an annual fee of $15,000 and a fee of $1,200 for each Board of Directors or committee meeting attended. In addition, under our Outside Director Stock Award Plan, each non-employee director receives, at the time of the Annual Meeting of Stockholders each year, shares of our common stock having a market value of $10,000. All shares awarded under this plan vest over a period of three years. In 2002, an aggregate of 6,730 shares were granted under this plan.

     During the fiscal year ended September 30, 2002 there were

     - 4 meetings of the Board of Directors,

     - 4 meetings of the Audit Committee,

     - 2 meetings of the Compensation Committee, and

     - 1 meeting of the Nominating Committee.

     Our Audit Committee is involved in discussions with management and our independent public accountants with respect to financial reporting and our internal accounting controls. The Audit Committee recommends to the Board the appointment of our independent auditors and determines whether the fees paid to our independent auditors are compatible with that firm's independence. See "Audit Committee Report". Our Compensation Committee awards stock options to officers and employees and recommends executive compensation. See "Compensation Committee Report on Executive Compensation." Our Ethics Oversight Committee is responsible for establishing and maintaining procedures for receipt, investigating and reporting of information and reports concerning alleged violations of our Code of Business Ethics and Standards of Conduct. There were no meetings of the Ethics Oversight Committee during fiscal 2002. The Nominating Committee is responsible for making recommendations to the Board regarding its composition, and has nominated the directors to be elected at this meeting. Each director attended or participated in at least 75% of the meetings of the Board of Directors and the committees on which he served.

                                STOCK OWNERSHIP

     The following information, including stock ownership, is submitted with respect to our directors, each executive officer named in the "Summary Compensation Table," for all executive officers and directors as a group, and, based solely on filings with the Securities and Exchange Commission, except as otherwise indicated, for each holder of more than five percent of our common stock as of November 30, 2002.

                                                                COMMON STOCK
                                                                BENEFICIALLY
NAME OF BENEFICIAL OWNER                                          OWNED(1)
------------------------                                      -----------------
Dimensional Fund Advisors, Inc.(2)..........................  2,609,760  (7.9%)
Patrick L. Alesia(3)........................................    193,696
Henry A. Alpert(5)(6).......................................     20,266
Robert Balemian(3)(4).......................................  2,271,936  (5.8%)
Bertrand M. Bell(5).........................................     15,551
Harvey R. Blau(3)(4)(7)(8)..................................  3,778,592  (9.6%)
Abraham M. Buchman(5).......................................     14,925
Rear Admiral Clarence A. Hill, Jr. (Ret.)(5)................     18,080
Edward I. Kramer(3)(8)(9)...................................    140,857
Ronald J. Kramer(5)(10).....................................     52,159
Lieutenant Gen. James W. Stansberry (Ret.)(5)(11)...........     23,691
Martin S. Sussman(5)........................................     11,701
William H. Waldorf(5).......................................     13,568
Joseph J. Whalen(5).........................................      6,759
Lester L. Wolff(5)..........................................     13,031
Griffon Corporation Employee Stock Ownership Plan(12).......  2,815,175  (8.6%)
Directors and executive officers as a group (14
  persons)(13)..............................................  6,574,812  (16.8%)

---------------

 (1) No officer or director beneficially owns more than one percent of the issued and outstanding shares of our common stock unless otherwise indicated. Ownership represents sole voting and investment power, except where otherwise indicated.

 (2) Reflects shares beneficially owned by Dimensional Fund Advisors, Inc. ("Dimensional"). Dimensional holds sole dispositive power and sole voting power with respect to 2,609,760 shares. The address for Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

 (3) Includes for Messrs. Blau, Balemian, Alesia and Edward I. Kramer, 2,951,500, 1,590,000, 155,500 and 101,250 shares, respectively, issuable with respect to options currently exercisable and options which become exercisable within 60 days under our stock option plans. See
     "Management -- Stock and Compensation Plans."

 (4) Includes for Messrs. Blau and Balemian, 275,000 shares of common stock acquired by each of them under our Senior Management Incentive Compensation Plan. See "Management -- Stock and Compensation Plans."

 (5) Includes shares of common stock granted pursuant to our Outside Director Stock Award Plan. See "Management -- Stock and Compensation
     Plans -- Outside Director Stock Award Plan."

 (6) Includes 14,400 shares owned by the Spartan Petroleum Profit Sharing Trust of which Mr. Alpert is one of two trustees.

 (7) Includes 145,809 shares owned by Mr. Blau's wife.

 (8) The Blau, Kramer, Wactlar & Lieberman, P.C. Profit Sharing Plan, of which Mr. Blau and Mr. Edward I. Kramer are two of three trustees, owns 71,186 shares of common stock of the company. Included in common stock beneficially owned are 63,311 and 5,926 shares allocated to Mr. Blau and Mr. Kramer, respectively.

 (9) Includes 326 shares owned by Mr. Edward I. Kramer's wife.

(10) Includes 22,880 shares owned by Mr. Ronald J. Kramer's wife and daughters and 8,800 shares owned by a limited partnership of which Mr. Kramer is a general partner, as to which Mr. Kramer disclaims beneficial ownership of such shares which are in excess of his pecuniary interest.

(11) Includes 11,715 shares owned by Lieutenant General Stansberry's wife and 1,925 shares owned by the Stansberry Associates Money Purchase Plan of which Mr. Stansberry and his wife are the trustees.

(12) The address for the Griffon Corporation Employee Stock Ownership Plan is c/o U.S. Trust Company, N.A., as Trustee, 515 South Flower Street, Los Angeles, California 90071. See "Management -- Stock and Compensation Plans -- Employee Stock Ownership Plan."

(13) Includes 4,798,250 shares issuable with respect to options currently exercisable and options which become exercisable within 60 days granted to executive officers under our stock option plans. See "Management -- Stock and Compensation Plans."

                                   MANAGEMENT

OUR OFFICERS

     Our officers are:

NAME                                   AGE              OFFICE HELD
----                                   ---              -----------
Harvey R. Blau.......................  67     Chairman of the Board and Chief
                                                Executive Officer
Robert Balemian......................  63     President and Chief Financial
                                                Officer
Patrick L. Alesia....................  54     Vice President and Treasurer
Edward I. Kramer.....................  68     Vice President, Administration
                                              and Secretary

     Mr. Patrick L. Alesia has been our Vice President since May 1990 and has been our Treasurer since April 1979.

     Mr. Edward I. Kramer has been our Vice President, Administration since February 1997 and our Secretary since February 1998. He has been a member of the law firm of Blau, Kramer, Wactlar & Lieberman, P.C., now named Kramer, Coleman, Wactlar & Lieberman, P.C., our general counsel, for more than the past five years. See "Management -- Certain Transactions". Mr. Kramer is also a member of our Ethics Oversight Committee.

EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation with respect to the Chairman/ Chief Executive Officer and each of our other executive officers who earned more than $100,000 for services rendered during the fiscal years ended September 30, 2002, 2001 and 2000:

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                               ----------------------
                                               ANNUAL COMPENSATION             NUMBER OF    LONG-TERM
                                     ---------------------------------------     SHARES     INCENTIVE
NAME AND                    FISCAL                            OTHER ANNUAL     UNDERLYING     PLAN         ALL OTHER
PRINCIPAL POSITION           YEAR     SALARY     BONUS(1)    COMPENSATION(2)    OPTIONS      PAYOUTS    COMPENSATION(3)
------------------          ------   --------   ----------   ---------------   ----------   ---------   ---------------
Harvey R. Blau............   2002    $797,000   $3,132,000          --          150,000         --         $116,886
  Chairman and Chief         2001     834,000    2,696,000          --          330,000         --          190,533
  Executive Officer          2000     818,000    1,734,000          --               --         --           83,949
Robert Balemian...........   2002    $720,000   $3,074,000          --          100,000         --         $ 48,300
  President and Chief        2001     753,000    2,638,000          --          220,000         --           46,542
  Financial Officer          2000     739,000    1,676,000          --               --         --           46,908
Patrick L. Alesia.........   2002    $308,000   $  125,000          --           25,000         --         $ 16,862
  Vice President             2001     288,000      110,000          --           22,000         --           16,640
  and Treasurer              2000     273,000       95,000          --           44,000         --           16,797
Edward I. Kramer..........   2002    $125,000           --          --           10,000         --         $  7,126
  Vice President,            2001     125,000           --          --           11,000         --            7,386
  Administration             2000     125,000           --          --           16,500         --            7,771
  and Secretary

---------------
(1) Represents for Messrs. Blau and Balemian a cash incentive bonus under our Senior Management Incentive Compensation Plan. The bonus amounts for each of Messrs. Blau and Balemian do not include $205,100 which was deferred under such Plan for fiscal 2002 and $500,000 which was deferred for each of fiscal 2001 and 2000, all of which will be paid in the form of shares of our common stock. Accordingly, there has been reserved 18,049, 46,840 and 71,226 shares of our common stock in respect of each of Messrs. Blau and Balemian's incentive compensation for fiscal 2002, 2001 and 2000, respectively. See "Management -- Employment Agreements and Stock and Compensation Plans."

(2) Other Annual Compensation excludes certain perquisites and other non-cash benefits provided by us since such amounts do not exceed the lesser of $50,000 or 10% of the total annual compensation disclosed in this table for the respective officer.

(3) All Other Compensation in fiscal 2002 includes: (a) $91,360, $26,280 and $7,590 of premiums paid by us in respect of certain split-dollar life insurance policies on the lives of Messrs. Blau, Balemian and Alesia, respectively. We are the beneficiary to the extent of the premiums paid; (b) $17,094, $13,588, $840 and $840 paid by us for term life insurance policies on Messrs. Blau, Balemian, Alesia and Kramer, respectively; (c) our contributions under the Griffon Corporation 401(k) Retirement Plan of $7,432 paid by us for each of Messrs. Blau, Balemian and Alesia and $5,286 for Mr. Kramer; and (d) $1,000 in company contributions allocated under our Employee Stock Ownership Plan on behalf of each of Messrs. Blau, Balemian, Alesia and Kramer.

EMPLOYMENT AGREEMENTS

     In May 2001, we entered into amended and restated employment agreements with each of Messrs. Blau and Balemian. The term of each of the agreements expires December 1, 2006. Pursuant to these agreements, Messrs. Blau and Balemian receive a base salary and an annual bonus calculated in accordance with our Senior Management Incentive Compensation Plan.

     The employment agreements further provide for a five year consulting period after the termination of employment during which each executive will receive consulting payments in an annual amount equal to two-thirds of his last annual base salary. The employment agreements also provide for cost of living adjustments, life insurance and for the continuation of certain benefits following death or disability.

     The employment agreements further provide that in the event there is a change in the control of the company, as defined therein, each executive has the option, exercisable within one year after such event, to terminate his employment agreement. Upon such termination, he has the right to receive as a lump sum payment the compensation (including incentive bonus, if any) remaining to be paid for the balance of the term of the agreement. In addition, we will provide the executive with a tax gross-up payment to cover any excise tax due.

STOCK AND COMPENSATION PLANS

  STOCK OPTION PLANS

     We maintain various stock option plans under which options generally vest 50% one year after date of grant and 100% two years after date of grant. The purchase price of the shares subject to each option granted is not less than 100% of the fair market value at the date of grant. The term of each option is generally ten years and is determined at the time of grant by the Board of Directors or its Compensation Committee. The participants in these plans are officers and employees of the company and its subsidiaries or affiliates, except that our 1998 Employee and Director Stock Option Plan may also include directors and consultants.

                                            NUMBER OF       SHARES                           SHARES ISSUABLE
                                              SHARES     ISSUABLE FOR                         UNDER OPTIONS
                                            UNDERLYING    EXERCISABLE                           AVAILABLE
                                             OPTIONS     OPTIONS AS OF                        FOR GRANT AT
                                            AUTHORIZED   NOVEMBER 30,    RANGE OF EXERCISE    NOVEMBER 30,
NAME OF PLAN                                FOR GRANT        2002             PRICES              2002
------------                                ----------   -------------   -----------------   ---------------
2001 Stock Option Plan....................  1,375,000        349,950     $9.18 to $12.00         675,100
1998 Employee and Director Stock Option
  Plan....................................  1,925,000      1,072,350     $5.45 to $15.29         161,300
1998 Stock Option Plan....................  1,100,000      1,100,000          $10.11                  --
1997 Stock Option Plan....................  1,650,000      1,560,350     $12.00 to $14.32             --
1995 Stock Option Plan....................  1,100,000      1,032,350     $6.82 to $12.00              --
1992 Non-Qualified Stock Option Plan
  (Expired November 2002).................                   628,100     $6.02 to $12.00              --
1988 Non-Qualified Stock Option Plan
  (Expired May 1998)......................                    33,550      $6.82 to $8.52              --

 COMPENSATION PLANS

     Senior Management Incentive Compensation Plan. Our Senior Management Incentive Compensation Plan (the "Incentive Plan"), which was adopted by the Board of Directors in November 1997 and approved by the stockholders in February 1998, provides for annual bonuses to Messrs. Blau and Balemian based upon company performance. Under the Incentive Plan, each of Messrs. Blau and Balemian is entitled to receive a bonus based upon our consolidated pretax earnings, as defined, for each fiscal year. In the case of Mr. Blau, the annual bonus equals 4% of the first $5,000,000 of consolidated pretax earnings, plus 5% of the amount of consolidated pretax earnings in excess of $5,000,000. In the case of Mr. Balemian, the annual bonus equals 2.5% of the first $3,000,000 of consolidated pretax earnings, plus 3.5% of the next $2,000,000 of consolidated pretax earnings, plus 5% of the amount of consolidated pretax earnings in excess of $5,000,000. Up to $500,000 of the annual bonus payable for any fiscal year to Messrs. Blau and Balemian is payable in deferred shares of common stock. In 2002, due to the number of shares then remaining in the Incentive Plan, $205,100 of the bonus payable to each of Messrs. Blau and Balemian was paid in deferred shares of common stock. There are 550,000 shares of common stock authorized under the Incentive Plan all of which have been reserved for issuance.

     The amount of the bonus for each of Messrs. Blau and Balemian for a fiscal year that is payable in deferred shares of common stock (the "Stock Portion") is converted to a hypothetical number of shares of common stock and credited to a bookkeeping account in his name. The number of shares will equal (i) the amount of the Stock Portion divided by (ii) the "Value" of a share of common stock as of the last day of the fiscal year for which the bonus is paid. The "Value" of a share of common stock as of a given date is defined as the average of the closing prices of a share of common stock on the New York Stock Exchange composite tape (or, if the common stock is not listed on such exchange, on any other national securities exchange on which the common stock is listed) for each trading day during the period of 20 trading days ending with such date. If the common stock is not traded on any national securities exchange, the Value of the common stock is to be determined in good faith by the committee administering the Incentive Plan. The deferred stock credited to the accounts of Messrs. Blau and Balemian will be delivered in the form of shares of common stock when he ceases to be our employee, either all at once or in up to five annual installments. However, the committee administering the Incentive Plan has the power, in its discretion, to accelerate delivery of the deferred stock. Upon a Change in Control of the company (as defined in the Incentive Plan), bonuses will be paid, entirely in cash, with respect to the portion of our then current fiscal year before the Change in Control, based upon performance for that portion of the year, and the deferred stock credited to participants' accounts will be paid to them in the form of cash based upon the Change in Control Consideration (as defined in the Incentive Plan).

     Outside Director Stock Award Plan. We have an Outside Director Stock Award Plan (the "Outside Director Plan"), which was approved by stockholders in 1994, under which 330,000 shares may be issued to non-employee directors. Annually, at the time of each annual meeting of stockholders, each eligible director is awarded shares of our common stock having a value of $10,000, which shares vest in equal installments over a three-year period. During fiscal 2002, 6,730 shares were issued under the Outside Director Plan. As of November 30, 2002, an aggregate of 229,484 shares remained available for future grants under the Outside Director Plan.

     Employee Stock Ownership Plan. In May 1983, we adopted an Employee Stock Ownership Plan, as amended ("ESOP" or "Plan"). Our employees and employees of our subsidiaries are eligible to participate in the Plan, provided they are not members of a collective bargaining unit. The ESOP has a Trustee, U.S. Trust Company, N.A. (the "Trustee"), who votes the securities held by the Plan (other than securities of the company which have been allocated to employees' accounts).

     The annual contributions to the Plan are to be in such amounts as the Board of Directors in its sole discretion shall determine. Each employee who participates in the Plan has a separate account and the annual contribution by us to an employee's account is not permitted to exceed the lesser of $35,000 (or such other limit as may be the maximum permissible pursuant to the provisions of
Section 415 of the Internal Revenue Code and Regulations issued thereunder) or 25% of such employee's annual compensation, as defined under the Plan. No contributions are required of, nor are any accepted from, any employee.

     Contributions to the Plan are invested primarily in the company's securities. The Trustee has the right to purchase the company's securities on behalf of employees. The Trustee is considered the shareholder for the purpose of exercising all owners' and shareholders' rights, with respect to the company's securities held in the Plan, except for voting rights, which inure to the benefit of each participant who can vote all shares held in his account, even if said shares are not vested. As of November 30, 2002, there were 2,815,175 shares in the Plan, of which 2,507,636 were allocated to employees and 307,539 were unallocated.

     The Trustee is empowered to borrow funds for the purpose of purchasing the company's securities. The securities so purchased are required to be held in an acquisition indebtedness account, to be released and made available for allocation as principal and interest are repaid. In fiscal 2001, the ESOP entered into a loan agreement. The loan agreement was amended in fiscal 2002 to provide for additional borrowings of $2,000,000. The proceeds of these loans were used to purchase our common stock. The loans provide for repayment in quarterly installments through 2007. The loans are guaranteed by us. As of November 30, 2002, the Plan had outstanding borrowings of $4,000,000.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth all stock option grants to the executive officers named in the "Summary Compensation Table" during the fiscal year ended September 30, 2002:

                                           INDIVIDUAL GRANTS (1)                       POTENTIAL REALIZED VALUE AT ASSUMED
                            ---------------------------------------------------            ANNUAL RATES OF STOCK PRICE
                              NUMBER          % OF                                       APPRECIATION FOR OPTION TERMS(5)
                            OF SHARES     TOTAL SHARES                            ----------------------------------------------
                            UNDERLYING     GRANTED TO     EXERCISE                 STOCK                    STOCK
                             OPTIONS      EMPLOYEES IN     PRICE     EXPIRATION   PRICE 5%     DOLLAR     PRICE 10%     DOLLAR
NAME                        GRANTED(2)   FISCAL YEAR(3)    ($/SH)       DATE       ($)(4)     GAIN(1)      ($)(4)      GAIN(1)
----                        ----------   --------------   --------   ----------   --------   ----------   ---------   ----------
Harvey R. Blau............   150,000         21.15%        $12.00     11-06-11     $19.55    $1,133,000    $31.13     $2,870,000
Robert Balemian...........   100,000         14.10          12.00     11-06-11      19.55       755,000     31.13      1,913,000
Patrick L. Alesia.........    25,000          3.53          12.00     11-06-11      19.55       189,000     31.13        478,000
Edward I. Kramer..........    10,000          1.41          12.00     11-06-11      19.55        76,000     31.13        191,300

---------------
(1) All grants are under our stock option plans. Dollar gains are based on the assumed annual rates of appreciation above the exercise price of each option for the term of the option.

(2) Grants were made at the fair market value of our common stock on the date of grant. Grants vest 50% one year after date of grant and 100% two years after the date of grant.

(3) Total options granted to employees in fiscal 2002 were for 709,200 shares of common stock.

(4) The stock price represents the price of our common stock if the assumed annual rates of stock price appreciation are achieved over the term of each of the options.

(5) The increase in market value of our common stock for all stockholders as of November 30, 2002, assuming annual rates of stock appreciation from September 30, 2002 (stock price of $10.65 per share) over the ten year period used in this table, aggregate $220,015,000 at a 5% rate and $557,559,000 at a 10% rate.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth stock options exercised during fiscal 2002 and all unexercised stock options of the executive officers named in the "Summary Compensation Table" as of September 30, 2002:

                                                     NUMBER OF SHARES UNDER         VALUE OF OUTSTANDING
                                                     OUTSTANDING OPTIONS AT        IN-THE-MONEY OPTIONS AT
                          SHARES                         FISCAL YEAR-END             FISCAL YEAR-END(1)
                         ACQUIRED       VALUE      ---------------------------   ---------------------------
NAME                    ON EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                    -----------   ----------   -----------   -------------   -----------   -------------
Harvey R. Blau........         --             --    2,951,500       240,000      $4,690,900      $380,200
Robert Balemian.......    467,500     $5,446,000    1,590,000       160,000       1,646,000       253,500
Patrick L. Alesia.....         --             --      155,500        23,500         352,100        42,200
Edward I. Kramer......         --             --      101,250         7,750         162,200        11,600

---------------

(1) Values are calculated by subtracting the exercise price from the fair market value of the stock as of September 30, 2002.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Effective October 1, 1996, we adopted the Griffon Corporation Supplemental Executive Retirement Plan ("SERP") for certain of our officers.

     The normal retirement age under the SERP is 72. No benefit is payable unless a participant is vested at the time of termination of employment. A participant's right to receive a benefit vests after 20 years of service and one year of participation in the SERP, or upon a Change of Control (as defined in the SERP).

     The SERP provides an annual benefit upon termination equal to the sum of ..25% of Average Base Salary and 1.5% of Average Bonus/Incentive Compensation multiplied by completed years of service (up to a maximum of 30). "Average" means the average of the three highest paid years out of the last ten prior to retirement. The benefit is reduced by any Social Security benefit attributable to the employment of the participant. Benefits are adjusted for early retirement and retirement after the normal retirement date. Retirement benefits are payable for life, with a guarantee of 10 years of payments. In addition, the SERP provides a pre-retirement death benefit payable for 10 years to the participant's beneficiary.

     A trust will be established to which contributions will be made to provide for the benefits under the SERP.

     The following tables show the projected annual benefits payable at age 72 under the SERP before the reduction for Social Security benefits. A participant's SERP benefit would be the total of the applicable amounts from each table, minus the Social Security benefit attributable to the participant's employment. The number of years of service of the participants as of September 30, 2002 are: Mr. Blau, 30; Mr. Balemian, 29; and Mr. Alesia, 29.

                 BASE SALARY                           BONUS/INCENTIVE COMPENSATION
---------------------------------------------   -------------------------------------------
                        YEARS OF SERVICE WITH                     YEARS OF SERVICE WITH THE
                             THE COMPANY        ASSUMED AVERAGE            COMPANY
   ASSUMED AVERAGE      ---------------------   BONUS/INCENTIVE   -------------------------
ANNUAL BASE SALARY(1)   25 YEARS    30 YEARS    COMPENSATION(2)    25 YEARS      30 YEARS
---------------------   ---------   ---------   ---------------   ----------   ------------
      $200,000           $12,500     $15,000      $  100,000       $ 37,500     $   45,000
       300,000            18,750      22,500         250,000         93,750        112,500
       400,000            25,000      30,000         500,000        187,500        225,000
       500,000            31,250      37,500       1,000,000        375,000        450,000
       600,000            37,500      45,000       1,500,000        562,500        675,000
       700,000            43,750      52,500       2,000,000        750,000        900,000
       800,000            50,000      60,000       2,500,000        937,500      1,125,000

---------------
(1) Average of a participant's base salary for the highest three years out of the last ten prior to retirement.

(2) Average of a participant's bonus/incentive compensation for the highest three years out of the last ten prior to retirement.

CERTAIN TRANSACTIONS

     Harvey R. Blau, our Chairman of the Board, and Edward I. Kramer, our Vice President, Administration and Secretary were members of the law firm of Blau, Kramer, Wactlar & Lieberman, P.C., our general counsel for fiscal 2002. During fiscal 2002, we paid $709,500 in legal fees to this firm. Legal fees paid by us to Blau, Kramer, Wactlar & Lieberman, P.C. were reviewed and approved by a committee of independent non-employee directors. Effective November 30, 2002, Mr. Blau resigned from the law firm and the firm was renamed Kramer, Coleman, Wactlar & Lieberman, P.C. The law firm has subleased from us approximately 3,700 square feet of office space at our corporate headquarters. The rental under this sublease agreement is the same rental per square foot that we are paying on our prime lease, including any escalations, and aggregated approximately $103,000 for the fiscal year ended September 30, 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2002, our Compensation Committee consisted of Messrs. Henry
A. Alpert, Abraham M. Buchman, Bertrand M. Bell and Rear Admiral Clarence A. Hill, Jr. (Ret.). None of these persons were our officers or employees during fiscal 2002 nor had any relationship requiring disclosure in this Proxy Statement.

     FILINGS MADE BY COMPANIES WITH THE SECURITIES AND EXCHANGE COMMISSION SOMETIMES "INCORPORATE INFORMATION BY REFERENCE." THIS MEANS THE COMPANY IS REFERRING YOU TO INFORMATION THAT HAS BEEN PREVIOUSLY FILED WITH THE SEC AND THAT THIS INFORMATION SHOULD BE CONSIDERED AS PART OF THE FILING YOU ARE READING. THE COMPENSATION COMMITTEE REPORT, STOCK PERFORMANCE GRAPH AND AUDIT COMMITTEE REPORT IN THIS PROXY STATEMENT ARE NOT INCORPORATED BY REFERENCE INTO ANY OTHER FILINGS WITH THE SEC.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of our executive officers is generally determined by the Compensation Committee of the Board of Directors, subject to applicable employment agreements and incentive plans. Each member of the Compensation Committee is a director who is not employed by us or any of our affiliates. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2002 is furnished by the directors who comprised the Compensation Committee during fiscal 2002.

EXECUTIVE COMPENSATION OBJECTIVES

     Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase shareholder value. It is our policy to provide incentives to senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our businesses. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation. See "Management -- Employment Agreements" and "Management -- Stock and Compensation Plans."

     Stock options are granted to employees, including our executive officers, by the Compensation Committee under our stock option plans. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing our company from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the fair market value of common stock on the date of grant, have a maximum term of ten years and generally become exercisable for half of the option shares one year from the date of grant and for all of the option shares two years from the date of grant. Among our executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are generally awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

     From time to time, the Compensation Committee utilizes the services of independent consultants to perform analyses and to make recommendations to the Committee relative to executive compensation matters. The Compensation Committee was advised by a compensation consultant regarding the terms of the employment agreements with Messrs. Blau and Balemian. No compensation consultant is paid on a retainer basis.

DETERMINING EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee annually establishes, subject to the approval of the Board of Directors, any applicable employment agreements and our Senior Management Incentive Plan ("Incentive Plan"), the salaries which will be paid to our executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     For fiscal 2002, pursuant to the terms of his employment agreement with us and the Incentive Plan, Mr. Robert Balemian, our President and Chief Financial Officer, received a base salary and an incentive bonus based on our Consolidated Pretax Earnings. See "Management -- Employment Agreements" and
"Management -- Senior Management Incentive Compensation Plan." Mr. Balemian also received a grant of stock options under our 1995 and 2001 Stock Option Plans. Mr. Patrick L. Alesia, our Vice President and Treasurer received a base salary, a cash bonus and a grant of stock options under our 1998 Employee and Director Stock Option Plan. Mr. Edward I. Kramer, our Vice President, Administration and Secretary, also received a base salary and a grant of stock options under our 1998 Employee and Director Stock Option Plan. The Compensation Committee determined that the base salaries, bonus and grant of stock options to Messrs. Balemian, Alesia and Kramer were appropriate given our financial performance, the substantial contributions made by them to such performance and the compensation levels of executives at our competitors.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     For fiscal 2002, pursuant to the terms of his employment agreement with us and the Incentive Plan, Mr. Harvey R. Blau, our Chairman and Chief Executive Officer, received a base salary and an incentive bonus based on our Consolidated Pretax Earnings. See "Management -- Employment Agreements" and
"Management -- Stock and Compensation Plans." In light of his employment agreement and the Incentive Plan, the Compensation Committee's only action with respect to Mr. Blau was to recommend the issuance of options to purchase 150,000 shares of common stock at $12.00 per share. The Compensation Committee believes that the grant of options was appropriate based on our financial performance, the substantial contribution made by Mr. Blau to such performance and the compensation levels of our competitors.

TAX CONSIDERATIONS

     One of our objectives is to maintain cost-effective and tax efficient executive compensation programs. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the tax deduction to $1 million for compensation paid to any one of the named executive officers identified in this proxy statement unless certain requirements are met. One of the requirements is that compensation over $1 million must be based upon attainment of performance goals approved by stockholders. Our plans which have been approved by stockholders are designed to meet these requirements. The Committee's policy is to preserve corporate tax deductions attributable to the compensation of executives while maintaining the flexibility to approve, when appropriate, compensation arrangements which it deems to be in the best interests of our company and our stockholders, but which may not always qualify for full tax deductibility.

                                          The Compensation Committee

                                           Abraham M. Buchman (Chairman)
                                           Henry A. Alpert
                                           Bertrand M. Bell
                                           Rear Admiral Clarence A. Hill, Jr.
                                           (Ret.)

                             AUDIT COMMITTEE REPORT

     As required by its written charter, which sets forth its responsibilities and duties, the Audit Committee reviewed and discussed our audited financial statements as of and for the year ended September 30, 2002 with management.

     The Audit Committee reviewed and discussed with representatives of PricewaterhouseCoopers LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended. The Audit Committee has also received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees", as amended by the Independence Standards Board, and has discussed with PricewaterhouseCoopers LLP their independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2002 for filing with the Securities and Exchange Commission.

     The Audit Committee has also reviewed and discussed the fees paid to PricewaterhouseCoopers LLP during the last fiscal year for audit and non-audit services, which are set forth below under "Audit Fees" and has considered whether the provision of the non-audit services is compatible with maintaining PricewaterhouseCoopers LLP's independence and concluded that it is.

                                          The Audit Committee

                                           William H. Waldorf (Chairman)
                                           Abraham M. Buchman
                                           Martin S. Sussman
                                           Joseph J. Whalen

INDEPENDENCE OF AUDIT COMMITTEE

     The Audit Committee of the Board of Directors consists solely of "independent directors" within the meaning of applicable rules and regulations of the New York Stock Exchange.

                                   AUDIT FEES

AUDIT FEES

     For fiscal 2002, PricewaterhouseCoopers LLP's audit fees were approximately $523,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATIONS FEES

     PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation during fiscal 2002.

ALL OTHER FEES

     Aggregate fees for all other services rendered by PricewaterhouseCoopers LLP for fiscal 2002 were approximately $131,000, of which $80,000 were audit related fees primarily incurred in connection with foreign statutory audits and the remainder were primarily for tax services for foreign operations.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP acted as our independent public accountants for the fiscal year ended September 30, 2002 and has been selected by the Board of Directors, upon the recommendation of the Audit Committee, to continue to act as our independent public accountants for the 2003 fiscal year.

     On April 30, 2002, our Audit Committee, as authorized by the Board of Directors, dismissed Arthur Andersen LLP as our independent public accountants and authorized the engagement of PricewaterhouseCoopers LLP to serve as our independent public accountants for the fiscal year ending September 30, 2002. None of Arthur Andersen LLP's reports on our consolidated financial statements for the fiscal years ended September 30, 2001 and 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended September 30, 2001 and 2002 and through the date of their dismissal, there were no disagreements between us and Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     We engaged PricewaterhouseCoopers LLP as our new independent public accountants as of May 1, 2002. During the fiscal years ended September 30, 2001 and 2000 and through the date of their engagement, we did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Items 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     A representative of PricewaterhouseCoopers LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

                               PERFORMANCE GRAPH

     The following graph sets forth the cumulative total return to our stockholders during the five year period ended September 30, 2002 as well as an overall stock market index (S & P SmallCap 600 Index) and our peer group index (Dow Jones Industrial-Diversified Index).
[PERFORMANCE GRAPH]

                                                                                                                DOW JONES
                                                         GRIFFON                                              INDUSTRIAL -
                                                       CORPORATION             S & P SMALLCAP 600              DIVERSIFIED
                                                       -----------             ------------------             ------------
9/97                                                     100.00                      100.00                      100.00
9/98                                                      53.85                       81.33                      106.14
9/99                                                      49.23                       95.59                      157.44
9/00                                                      46.54                      118.70                      194.50
9/01                                                      82.58                      106.10                      143.33
9/02                                                      72.09                      104.20                      100.92

* $100 INVESTED ON SEPTEMBER 30, 1997 IN STOCK OR INDEX, INCLUDING REINVESTMENT OF DIVIDENDS

                              FINANCIAL STATEMENTS

     A copy of our Annual Report to Stockholders for the fiscal year ended September 30, 2002 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                           MISCELLANEOUS INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and The New York Stock Exchange. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2002.

MATTER TO BE CONSIDERED AT THE MEETING

     The Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

COST OF SOLICITATION

     The cost of soliciting proxies including postage and printing, which we estimate to be $65,000, will be paid by us. In addition to solicitations by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and we may reimburse them for their expenses in so doing. To the extent necessary in order to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or telegram. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than September 1, 2003 to be included in the proxy statement for that meeting.

     In addition, our by-laws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the company at our principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

     Pursuant to our by-laws, if notice of any stockholder proposal is received after November 7, 2003, then the notice will be considered untimely and we are not required to present such proposal at the 2004 Annual Meeting. If the Board of Directors chooses to present a proposal submitted after November 7, 2003 at the 2004 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2004 Annual Meeting may exercise discretionary voting power with respect to such proposal.

     WE WILL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER AS OF THE RECORD DATE, COPIES OF OUR ANNUAL REPORT ON FORM 10-K, UPON WRITTEN REQUEST DELIVERED TO EDWARD I. KRAMER, SECRETARY, AT THE COMPANY'S OFFICES AT 100 JERICHO QUADRANGLE, JERICHO, NEW YORK 11753.
                                           By Order of the Board of Directors,

                                                     EDWARD I. KRAMER
                                                        Secretary
Dated: December 30, 2002
       Jericho, New York

                             VOTING INSTRUCTIONS TO
                      U.S. TRUST COMPANY, N.A., AS TRUSTEE
           UNDER THE GRIFFON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

         I hereby direct that at the Annual Meeting of Stockholders of Griffon Corporation on February 5, 2003 and at any adjournments thereof, the voting rights pertaining to the shares of Griffon Corporation Common Stock deemed allocated to my account under the Griffon Corporation Employee Stock Ownership Plan solely for the purpose of voting at the Annual Meeting shall be exercised as checked on this card, or if not checked, shall be voted in the discretion of the Trustee.

         PARTICIPANTS ARE STRONGLY ENCOURAGED TO READ THE ENCLOSED PROXY STATEMENT CAREFULLY. YOUR VOTING INSTRUCTIONS TO U.S. TRUST ARE STRICTLY CONFIDENTIAL AND WILL NOT BE DISCLOSED UNLESS REQUIRED BY LAW.

         PARTICIPANTS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED BY THE TRUSTEE IN ITS DISCRETION.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)
                                SEE REVERSE SIDE

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS.

         Election of the following nominees, as set forth in the proxy statement:

         NOMINEES: Robert Balemian, Harvey R. Blau, Ronald J. Kramer and Lieutenant General James W. Stansberry (Ret.)

         [  ]  FOR all nominees listed           [  ] WITHHOLD authority to vote

         (Instruction: To withhold authority to vote for any individual nominee, print the nominee's name on the line provided below)

_______________________________________________________________________________




         SIGNATURE ___________________________

         DATED:   _____________ , 2003

     Please sign and date and return this voting instruction card in the attached envelope. This card must be received by 5:00 p.m. Eastern Time on January 31, 2003

                               GRIFFON CORPORATION

                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                FEBRUARY 5, 2003

      The undersigned hereby appoints Patrick L. Alesia and Edward I. Kramer, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in GRIFFON CORPORATION, a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held on February 5, 2003 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS.

      1. Election of the following nominees, as set forth in the proxy statement:

           NOMINEES:   Robert Balemian, Harvey R. Blau, Ronald J. Kramer and
Lieutenant General James W. Stansberry (Ret.)

               [  ]  FOR all nominees listed    [  ] WITHHOLD authority to vote

      (Instruction: To withhold authority to vote for any individual nominee, print the nominee's name on the line provided below)

_______________________________________________________________________________


      2. Upon such other business as may properly come before the meeting or any adjournment thereof.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

      SIGNATURE(S)___________________________   ____________________________

      DATED:   ________________ , 2003